STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	16
Beginning Date of Accrual Period	21-Jan-03
End Date of Accrual Period	19-Feb-03
Distribution Date	20-Feb-03
Previous Distribution Date	21-Jan-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	22,160,310.64
Principal Collections	17,529,355.92
Interest Collections (net of servicing fee)	4,415,431.80
Servicing Fee	215,522.92
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	22,160,310.64
Interest Paid to Certificates	560,351.84
Principal Paid to Certificates	18,106,185.56
Equity Certificate	3,278,250.32
Servicing Fee	215,522.92

Balance Reconciliation

Begin Principal Balance	517,254,997.19
Principal Collections (including repurchases)	17,529,355.92
Charge off Amount	576,829.64
End Principal Balance	499,148,811.63

Collateral Performance
Cash Yield (% of beginning balance)	10.74%
Charge off Amount (% of beginning balance)	1.34%
Net Yield	9.41%

Delinquent Loans
30-59 days principal balance of loan	17,120,317.70
30-59 days number of loans	183
60-89 days principal balance of loan	3,743,325.26
60-89 days number of loans	43
90+ days principal balance of loan	15,207,070.48
90+ days number of loans	166

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,989
Number of HEL outstanding (EOP)	5,802
Number of Loans that went into REO	9
Principal Balance of Loans that went into REO	874,519.07

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	3,278,250.32

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	47.26%

Interest Calculations
1 month LIBOR	1.36000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.73000%
Class A Pass-Through Rate	1.73000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.31000%
Class M Pass-Through Rate	2.31000%
Available Funds Cap	11.04000%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.711311
2. Principal Distribution per $1,000	23.995369
3. Interest Distribution per $1,000	0.715942

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.73000%
2. Days in Accrual Period	30

3. Class A Interest Due	480,203.47
4. Class A Interest Paid	480,203.47
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	333,089,114.06
2. Class A Principal Due	16,094,413.83
3. Class A Principal Paid	16,094,413.83
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	316,994,700.23

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.4726115
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.6350705

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.951337
2. Principal Distribution per $1,000	23.995369
3. Interest Distribution per $1,000	0.955968

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.31000%
2. Days in Accrual Period	30

3. Class M Interest Due	80,148.37
4. Class M Interest Paid	80,148.37
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	41,635,518.51
2. Class M Principal Due	2,011,771.73
3. Class M Principal Paid	2,011,771.73
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	39,623,746.78

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.4726115
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0793826